UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2021
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TRAVERE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3611 Valley Centre Drive, Suite 300
San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On December 21, 2021, Travere Therapeutics, Inc. (the “Company”) entered into a Commercial Supply Agreement (the “Supply Agreement”) with Catalent Pharma Solutions, LLC (“Catalent”), with an effective date of December 16, 2021, pursuant to which Catalent has agreed to provide certain services to the Company in connection with the processing and packaging of sparsentan tablets (“Finished Tablets”) and primary packaging (“Bottles”), intended for future commercial sale, if approved.

Pursuant to the Supply Agreement, Catalent has agreed to supply the Company with, and the Company has agreed to purchase from Catalent, Finished Tablets and Bottles at an agreed upon price per unit. The price per unit may be adjusted annually based on increases in costs incurred by Catalent. The Supply Agreement requires the Company to purchase a minimum number of batches of Finished Tablets and Bottles from Catalent on an annual basis, which minimum amounts vary by year.

Unless terminated earlier, the term of the Supply Agreement continues until December 31 of the year that is five full calendar years after the date on which a regulatory authority first approves Catalent as a manufacturer of sparsentan drug product (the “Initial Term”). After the Initial Term, the Supply Agreement will extend automatically for additional two-year periods unless terminated by either party upon at least 18 months prior written notice. The Company may terminate the Supply Agreement immediately if the Company does not obtain regulatory approval of sparsentan, and for any reason upon 18 months’ prior written notice subsequent to the Initial Term. The Supply Agreement may also be terminated at any time upon written notice by either party if the other party has failed to remedy a material breach of the terms of the Supply Agreement within a specified period following receipt of written notice of such breach.

The Supply Agreement also includes customary provisions relating to, among others, forecasts, delivery, inspection procedures, confidentiality, warranties and indemnification.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVERE THERAPEUTICS, INC.

Dated: December 22, 2021	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary